UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

 TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

h

Item 8.01 Other Events.

On June 21, 2013, Corvex Management LP and Corvex Master Fund LP, together Corvex, delivered a letter to CommonWealth REIT, or the Company, claiming to have received written consents from over 70% of the Company’s shareholders as of its purported record date to effectuate the immediate removal of the Company’s entire Board of Trustees. On June 21, 2013, Corvex and Related Fund Management, LLC, together with Corvex, Corvex/Related, delivered a second letter to the Company’s Independent Trustees repeating the assertion that the Independent Trustees are no longer trustees of the Company. On June 21, 2013, Corvex/Related also issued a press release making similar assertions and stating:

“[Corvex/Related] will hold each former trustee personally accountable if they attempt to illegitimately usurp corporate authority they do not have. [Corvex/Related] advise third parties that do business with CommonWealth that we reserve the right to challenge any corporate action that may be taken by these former trustees on or after today as invalid.”

On June 24, 2013, the Company responded to the letters from Corvex/Related pointing out that the effectiveness of the Corvex/Related consent solicitation is currently the subject of proceedings before an Arbitration Panel and that the Board of Trustees will continue to manage the Company unless and until the Arbitration Panel directs otherwise. Also, on June 24, 2013, the Company issued a press release to the same effect. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company believes that the Corvex/Related consent solicitation is invalid and has no legal effect.  However, if the Arbitration Panel were to determine that it is legally effective or if third parties refuse to do business with the Company on customary terms until the Arbitration Panel rules, the removal of all of the Company’s trustees, or the Corvex/Related assertion that such a removal has occurred may, among other things, disrupt the Company’s business and operations and affect its ability to pay dividends and borrow. For example, the removal of all of the Company’s trustees: constitutes an event of default under the Company’s revolving credit facility and term loan agreement and may also constitute an event of default under certain mortgage loans; constitutes a fundamental change under the Company’s 6.5% series D preferred shares that would give holders the option to convert these shares into common shares at a ratio based on 98% of the average closing market price for a period before such removal unless the Company repurchases these shares for their par value plus accrued distributions; and may cause the Company to fail to meet New York Stock Exchange, or NYSE, listing requirements. Since Corvex/Related published their June 21, 2013 press release, the Company has had conversations with certain of its lenders and the NYSE, and based upon these conversations, the Company does not believe that these lenders or the NYSE will take actions materially adverse to the Company as a result of the Corvex/Related assertion that the Board has been removed. The Company intends to continue to advise third parties of its view that the consent solicitation and public statements by Corvex/Related have no current legal effect. Information about the risks which may arise from the activities by Corvex/Related is included in, and incorporated herein by reference to, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 filed with the Securities and Exchange Commission, or SEC, on May 9, 2013, especially the section titled “Risk Factors”; the Company’s Investor Presentation and Supplemental Investor Presentation filed with the SEC on Schedule 14A on April 22, 2013 and May 31, 2013, respectively; and the Company’s Revised Preliminary Consent Revocation Statement filed with the SEC on Schedule 14A on April 1, 2013. Documents filed with the SEC are available on the SEC’s website at www.sec.gov. The Company continues to review the possible implications of the Corvex/Related activities and may identify additional risks and uncertainties created by the Corvex/Related actions. Except as required by law, the Company undertakes no obligation to update the status of the risks outlined above or to identify additional risks and uncertainties which it may discover.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL. FOR EXAMPLE:

•                                          THIS CURRENT REPORT ON FORM 8-K STATES THAT THE CORVEX/RELATED CONSENT SOLICITATION IS INVALID AND HAS NO LEGAL EFFECT AND IMPLIES THAT THE WRITTEN CONSENTS SOLICITED BY CORVEX/RELATED HAVE NO LEGAL SIGNIFICANCE. CORVEX/RELATED HAVE COMMENCED LITIGATION CHALLENGING THE VALIDITY OF CERTAIN OF THE COMPANY’S BYLAW REQUIREMENTS RELEVANT TO THE CORVEX/RELATED CONSENT SOLICITATION AND THAT LITIGATION IS NOW PENDING BEFORE AN ARBITRATION PANEL. THE RESULTS OF LITIGATION AND ARBITRATION PROCEEDINGS ARE DIFFICULT TO PREDICT, AND THE COMPANY CAN PROVIDE NO ASSURANCE REGARDING SUCH RESULTS.

•                                          THIS CURRENT REPORT ON FORM 8-K IMPLIES THAT THE CORVEX/RELATED CONSENT SOLICITATION DID NOT CAUSE THE REMOVAL OF THE COMPANY’S ENTIRE BOARD OF TRUSTEES AND IMPLIES THAT THERE HAS BEEN NO DEFAULT UNDER THE COMPANY’S DEBT AGREEMENTS, NO “FUNDAMENTAL CHANGE” UNDER THE TERMS OF THE COMPANY’S 6.5% SERIES D PREFERRED SHARES AND THAT THE COMPANY REMAINS IN COMPLIANCE WITH NYSE LISTING STANDARDS. HOWEVER, WHETHER THESE DEFAULTS, EVENTS CAUSING A “FUNDAMENTAL CHANGE” UNDER THE TERMS OF THE PREFERRED SHARES OR A FAILURE TO MEET NYSE LISTING REQUIREMENTS HAVE OCCURRED DEPENDS UPON THE RESULTS OF PROCEEDINGS CURRENTLY PENDING BEFORE AN ARBITRATION PANEL. THE RESULTS OF THE ARBITRATION PROCEEDINGS ARE DIFFICULT TO PREDICT, AND THE COMPANY CAN PROVIDE NO ASSURANCE REGARDING SUCH RESULTS.

•                                          THIS PRESS RELEASE STATES THAT, BASED UPON CONVERSATIONS THE COMPANY HAS HAD WITH CERTAIN LENDERS AND THE NYSE, THE COMPANY DOES NOT BELIEVE That these lenders or the NYSE will take actions materially adverse to the company as a result of the CORVEX/RELATED ASSERTION THAT THE BOARD HAS BEEN REMOVED. THE COMPANY HAS NOT RECEIVED WRITTEN WAIVERS OF DEFAULTS WHICH MIGHT RESULT FROM REMOVAL OF ALL ITS TRUSTEES. ACCORDINGLY, THE COMPANY’S LENDERS, THE NYSE OR OTHER THIRD PARTIES AT ANY TIME MAY DETERMINE TO TAKE ACTIONS WHICH MAY ADVERSELY IMPACT THE COMPANY’S ABILITY TO CONTINUE TO OPERATE. THE COMPANY HAS NO CONTROL OVER ACTIONS BY ITS LENDERS, THE NYSE OR OTHER THIRD PARTIES. ALSO, THE COMPANY IS UNABLE TO PREDICT WHAT ACTIONS ITS LENDERS, THE NYSE OR OTHER THIRD PARTIES MAY TAKE IN THE EVENT THE ARBITRATION PANEL RULES THE CORVEX/RELATED ACTIVITIES HAVE BEEN EFFECTIVE TO REMOVE ALL OF THE COMPANY’S TRUSTEES.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, THE COMPANY DOES NOT INTEND TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K AS A RESULT OF NEW INFORMATION WHICH MAY COME TO ITS ATTENTION.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	CommonWealth REIT Press Release dated June 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer

Date: June 27, 2013